 September 2025

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2024 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $6.4 billion  Market Capitalization $958.1 million  Cash Dividend Yield 3.55%  P/E Ratio 10.1x  Price to Book Value 1.2x  Price to Tangible Book Value 1.3x  Tangible Common Equity Ratio 11.72%  Competitive Position  3rd largest Kentucky domiciled bank holding company  2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions  7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of June 30, 2025  Deposit market share as of June 30, 2024  3

 Corporate History  1903 Pikeville National bank formed  1987-2005 Acquired 14 banks and purchased 17 branch locations  1997 Changed name to Community Trust Bancorp, Inc.  2010 Acquired LaFollette First National Corporation  Presently Two operational subsidiaries~   Community Trust Bank, Inc. and   Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 81 locations in 37 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $1.1 billion

Deposits - $1.4 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.0 billion

Deposits - $2.1 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $530 million

Deposits - $719 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $1.1 billion

Deposits - $1.2 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $902 million

CTIC

Assets Under Management - $3.8 billion (including $1.0 billion CTB)
Revenues - $11.5 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2025

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 Executive Management Team   Banking Yrs. w/  Name Position Experience CTBI  Mark A. Gooch Chairman, President, and CEO 44 years 44  Richard W. Newsom CTB President 42 years 42  Andy Waters CTIC President and CEO 38 years 21  Kevin J. Stumbo EVP/Chief Financial Officer 38 years 30  C. Wayne Hancock EVP/Chief Legal Officer 16 years 16   Mark Smith EVP/Chief Credit Officer 32 years 18  Thomas McCoy EVP/Operations 33 years 33  Steven E. Jameson EVP/Chief Risk Officer 40 years 21  Ricky Sparkman EVP/SC KY/TN President 40 years 31  D. Andrew Jones EVP/NE KY/WV President 38 years 38  David Tackett EVP/E KY President 37 years 33  Billie Dollins EVP/C KY President 44 years 15  8

 Operational Philosophy  Traditional community banking business model  Executive management and board of director commitment to strong corporate governance  Decentralized decision making and centralized operations and risk management  Strong loan portfolio risk management process  Specialized product offerings  Maintain a strong tangible equity position  Organic growth expectations combined with de novo branching and acquisition  Consistent long-term performance  9

 Consistent Financial Performance   YTD 2025 2024 2023 2022 2021     EPS $2.60 $4.61 $4.36 $4.59 $4.94  ROAA 1.51% 1.41% 1.40% 1.50% 1.63%  ROAE 12.01% 11.31% 11.75% 12.74% 12.88%  Net Int. Margin 3.61% 3.36% 3.32% 3.32% 3.21%  Efficiency Ratio 51.26% 52.57% 54.29% 53.07% 53.11%  Nonperforming Loans 0.52% 0.59% 0.34% 0.41% 0.49%  Net Charge-offs 0.13% 0.13% 0.08% 0.02% 0.00%  % of Average Assets:  Noninterest Income 0.98% 1.05% 1.02% 1.07% 1.13%  Noninterest Expense 2.26% 2.22% 2.25% 2.23% 2.21%  10  All information is for the year ended December 31 except YTD 2025 which is for the six months ended June 30.

 Earnings Review

 Earnings Per Share  YTD EPS increased 22.1% from June 2024 to June 2025  12

 Net Income  YTD net income increased 22.8% from June 2024 to June 2025  (in millions)  13

 Revenues  YTD revenues increased 13.5% from June 2024 to June 2025  (in millions)  14  June data annualized

 Noninterest Incomeas a % of Total Revenue  YTD noninterest income increased 0.7% from June 2024 to June 2025  (in millions)  15  June data annualized

 Net Interest Revenue  Net interest revenue increased by 18.0% year over year for the six months ended June 30  Net interest margin increased 30 basis points  Average earning assets increased $452.0 million, or 8.3%  (in millions)  16  June data annualized

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17  Jun ’25  Mar ’25  Dec ’24  Sept ’24  Jun ’24  Mar ’24  Net Interest Margin  3.64%  3.57%  3.43%  3.39%  3.38%  3.23%  Yield on Earning Assets  5.76%  5.71%  5.66%  5.72%  5.66%  5.55%  Cost of Interest Bearing Deposits  3.00%  3.02%  3.18%  3.36%  3.30%  3.35%  Benefit of Noninterest Bearing Deposits  0.88%  0.88%  0.95%  1.03%  1.02%  1.03%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  June data annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 6/30/25 increased $197.7 million, or an annualized 6.4%, from 12/31/24  Loans increased $215.2 million or an annualized 9.7%  Investment portfolio decreased $60.1 million or an annualized 11.4%  Deposits increased $147.7 million or an annualized 5.6%  (in billions)  21

 Total Loans  Loans increased $215.2 million, or 9.7% annualized, from 12/31/24  (in billions)  22  Loan Portfolio Mix  June 30, 2025  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  June 30, 2025  23  There were no net losses in nonperforming loans in any of these loan categories for the six months ended June 30, 2025.

 Indirect Lending  (in millions)  24

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25  Nonperforming Loansas a % of Total Loans  Commercial loans - $812 thousand  Consumer indirect loans - $1.8 million  Consumer direct loans - $287.0 thousand  Residential loans - $59.0 thousand

 Nonperforming Assetsas a % of Total Assets  $4.9 million in other real estate owned  26  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Depositsincluding Repurchase Agreements  (in billions)  27  June 30, 2025

 Our Hoops CD product has been offered for over 27 years  100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships  $288 million in Hoops CDs as of 6/30/25  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  28

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at June 30, 2025 was 36.2%  Desired level between 40% and 50%  June 30, 2025 cash dividend yield was 3.55%  Quarterly cash dividend increased to $0.53 per share effective October 1, 2025, an increase of 12.8%  30  *2025 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 15.7% during the past five years  4.3% compound growth rate for the past five years  (in millions)  31  4.3%

 Book Value Per Share  Tangible Common Equity/Assets  32

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2019 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2024.  33

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  34  June 30, 2025

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  45 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 4.7%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  274 institutional investors (including CTIC – 10.9%) hold 11.9 million shares (63.6%)  298 mutual funds hold 5.5 million shares (30.3%)  Data as of June 30, 2025  35

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Maintain net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   37

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  38

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